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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2000
                          -----------------------------

                                Open Market, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                       0-28436                      04-3214536
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              (Commission File Number) (IRS Employer Identification No.)


                One Wayside Road, Burlington, Massachusetts 01803
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               (Address of principal executive offices) (Zip Code)


                                 (781) 359-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Certain Factors That May Affect Future Results" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. These include risks and uncertainties relating to: the Company's history of operating losses, continued development and growth of the Internet, lengthy sales cycles for its products, development and maintenance of relationships with systems integrators, possible changes in government regulations, security issues, competitive pressures, attracting and retaining key employees, management of planned growth, risks associated with

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international operations, product development and rapid technological change, dependence on intellectual property rights, and the Company's ability to integrate FutureTense.



                              Item 5. Other Events

On July 25, 2000, Open Market, Inc. (the "Company") announced that effective July 25, 2000, Ron Matros, resigned as the Company's President and Chief Executive Officer, and that Harland LaVigne, a current member of the Company's Board of Directors, will serve as interim President and Chief Executive Officer of the Company.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:  Not Applicable
(b)      Pro Forma Financial Information:  Not Applicable
(c)      Exhibits:

         Exhibit No.                Description
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              99                    Press Release dated July 25, 2000


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 3, 2000                       OPEN MARKET, INC.


                                           By:   Betty J. Savage
                                           ----------------------------
                                           Betty J. Savage
                                           Vice President and
                                           Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Exhibit
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   99                      Press Release dated July 25, 2000